Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Annual Report on Form 10-K of Conversion Services International, Inc. for the period ended December 31, 2007, I, William Hendry, Chief Financial Officer, hereby certifies pursuant to 18 U.S.C.

Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. Such Annual Report on Form 10-K for the year ended December 31, 2007, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Annual Report on Form 10-K for the year ended December 31, 2007, fairly presents, in all material respects, the financial condition and results of operations of Conversion Services International, Inc.

Dated: March 31, 2008

/s/ William Hendry
William Hendry
Chief Financial Officer